Supplement Dated November 26, 2025

to the Prospectus dated May 1, 2025

and

Updating Summary Prospectus dated May 1, 2025

for

Flexible Premium Variable Life Insurance Policy

issued by

Farm Bureau Life Insurance Company

through

Farm Bureau Life Variable Account

This Supplement updates certain information contained in the above-referenced Prospectus and Updating Summary Prospectus (“USP”) regarding an Investment Option available under your Flexible Premium Variable Life Insurance Policy (the “Policy”). Please read this Supplement carefully and retain it for future reference.

Effective December 31, 2025, the “Opportunistic Small Cap Portfolio” of the BNY Mellon Variable Investment Fund will be renamed “Small Cap Portfolio.”

* * *

If you have any questions about your Policy or the name change for the Opportunistic Small Cap Portfolio, please do not hesitate to contact our Home Office toll free at 1-800-247-4170.

Additional information about the Investment Options available under your Policy can be found in the prospectuses for the Investment Options, which may be amended from time to time and can be found online at www.fbfs.com/variable-product-documents. You can also request this information at no cost by calling our Home Office at 1-800-247-4170 or by sending an email request to LifePolicyService @fbfs.com.

FB VUL Pre-02 USP (33-12789)